                                                                   EXHIBIT 10.18




                                   AGREEMENT

                                  dated as of

                               September 2, 1994

                                    between

                               LORAL CORPORATION

                                      and

                              K&F INDUSTRIES, INC.

                               TABLE OF CONTENTS*

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                                                        ARTICLE I

                                                       DEFINITIONS

Section 1.1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1


                                                        ARTICLE II

                                     EXCHANGE AND REPAYMENT OF CONVERTIBLE DEBENTURES

Section 2.1.       Exchange and Repayment of Convertible Debentures   . . . . . . . . . . . . . . . . . . . . . . . .    3
Section 2.2.       The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3


                                                       ARTICLE III

                                       REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Section 3.1.       Disclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Section 3.2.       Organization and Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Section 3.3.       Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Section 3.4.       Financial Statements; Absence of Undisclosed Liabilities   . . . . . . . . . . . . . . . . . . . .    5
Section 3.5.       No Violation; Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Section 3.6.       Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Section 3.7.       Investment Company Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6


                                                       ARTICLE   IV

                                              REPRESENTATIONS AND WARRANTIES
                                                        OF LORAL

Section 4.1.       Private Placement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Section 4.2.       Organization and Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Section 4.3.       Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Section 4.4.       No Violation; Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Section 4.5.       Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8


__________________________________

*        This Table of Contents is not part of this Agreement.





                                      -i-
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                                                        ARTICLE V

                                             CONDITIONS PRECEDENT TO CLOSING

Section 5.1.       Conditions to Loral's Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Section 5.2.       Conditions to Issuer's Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10


                                                        ARTICLE VI

                                                        COVENANTS

Section 6.1.       Furnishing of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
Section 6.2.       Regulatory Filings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Section 6.3.       Public Announcements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Section 6.4.       Additional Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Section 6.5.       Anti-dilution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

                                                       ARTICLE VII

                                                 LIMITATION ON TRANSFERS

Section 7.1.       Restrictions on Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Section 7.2.       Restrictive Legends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Section 7.3.       Notice of Proposed Transfers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Section 7.4.       Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12


                                                       ARTICLE VIII

                                                      MISCELLANEOUS

Section 8.1.       Assignment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 8.2.       Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 8.3.       Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 8.4        No Waivers; Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 8.5        Survival of Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 8.6.       Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 8.7.       Replacement Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Section 8.8.       Incorporators, Stockholders,  Officers and Directors of Issuer Exempt from
                   Individual Liability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Section 8.9.       Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Section 8.10.      Section Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14





                                     -ii-
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Section 8.11.      Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

                                   AGREEMENT


                 AGREEMENT, dated as of September 2, 1994, between Loral Corporation, a New York corporation ("Loral"), and K&F Industries, Inc., a Delaware corporation (the "Issuer").

                 The parties hereto, intending legally to be bound, agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

                 "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agreement" means this Agreement, as the same may be amended from time to time.

                 "Amended and Restated Stockholders Agreement" means the Amended and Restated Stockholders Agreement of the Issuer in the form of Exhibit A annexed hereto.

                 "BLS" means Bernard L. Schwartz.

                 "Business Day" means each day other than Saturdays, Sundays and days when commercial banks are authorized to be closed for business in New York, New York.

                 "Closing" and "Closing Date" have the meanings set forth in
Section 2.2(a).

                 "Commission" means the Securities and Exchange Commission.

                 "Common Stock" means the Voting Common Stock and Non-Voting Common Stock.

                 "Convertible Debentures" means the Issuer's 14.75% Convertible Subordinated Debentures Due April 15, 2004.

                 "Exchange" has the meaning set forth in Section 2.1 of this Agreement.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Financial Statements" means the Issuer's audited balance sheet at March 31, 1994 and its unaudited balance sheet at June 30, 1994, and the related statements of income, stockholders' equity and cash flows for the fiscal periods ended on such dates, including, in each case, the notes to such Financial Statements.

                 "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                 "Issuer" has the meaning set forth in the first paragraph of this Agreement.

                 "Issuer's Counsel" means O'Sullivan Graev & Karabell.

                 "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For the purposes of this Agreement, any Person shall be deemed to own subject to any Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

                 "Loral" has the meaning set forth in the first paragraph of this Agreement.

                 "Non-Voting Common Stock" means the non-voting common stock, $.01 par value, of the Issuer.

                 "Person" means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "Property" of any Person means all types of real, personal, tangible, intangible or mixed property whether or not included in the most recent consolidated balance sheet of such Person under generally accepted accounting principles.

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "Senior Bank Financing" has the meaning set forth in the Amended and Restated Stockholders Agreement.

                 "Senior Secured Notes" has the meaning set forth in the Amended and Restated Stockholders Agreement.

                 "Senior Subordinated Debentures" has the meaning set forth in the Amended and Restated Stockholders Agreement.

                 "Stockholders Agreement" means the Stockholders Agreement dated as of April 27, 1989, as amended, among the Issuer, BLS, Lehman Brothers Holdings Inc. (formerly known as Shearson Lehman Hutton Holdings Inc.) and certain other stockholders.

                 "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                 "Transfer" means any disposition of Common Stock that would constitute a sale thereof under the Securities Act.

                 "Voting Common Stock" means the voting common stock, $.01 par value, of the Issuer.

                                   ARTICLE II

                EXCHANGE AND REPAYMENT OF CONVERTIBLE DEBENTURES

                 Section 2.1. Exchange and Repayment of Convertible Debentures. Upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, the Issuer hereby agrees to pay to Loral $12,763,636.36 in cash and to issue to Loral 4,589,938 shares of Non-Voting Common Stock, representing 22.5% of the Common Stock of the Issuer, on a fully diluted basis (assuming conversion of all issued and outstanding shares of preferred stock and other common stock equivalents which are exercisable, convertible or fully vested as of the date of this Agreement and which have an exercise price less than the per share value of the Common Stock), immediately after such issuance, in exchange for the delivery by Loral of $65,370,902.80 aggregate principal amount of Convertible Debentures, representing all of the Convertible Debentures beneficially owned by Loral, and any accrued but unpaid interest thereon (all such transactions being hereafter collectively referred to as the "Exchange"). The parties agree that the consideration to be received by Loral in the Exchange shall be allocated first to the repayment of the $30,000,000 face amount of Convertible Debentures originally issued by the Issuer to Loral and thereafter to the payment of any Convertible Debentures received by Loral as payment-in-kind for accrued interest thereon.

                 Section 2.2. The Closing. (a) The Exchange will take place at a closing (the "Closing") at the offices of O'Sullivan Graev & Karabell, New York, New York at 10:00 A.M. on September 2, 1994, or such other date and location as the Issuer and Loral shall agree. The date and time of Closing are referred to herein as the "Closing Date."

                          (b)     On the Closing Date, Loral shall deliver the
Convertible Debentures to the Issuer for cancellation and the Issuer shall cancel all such Convertible Debentures.

                          (c)     At the Closing, the Issuer shall deliver,
against receipt of certificates representing the Convertible Debentures, to Loral (1) by wire transfer of immediately available funds in an amount equal to $12,763,636.36 to an account specified in writing by Loral not later than one Business Day prior to the Closing Date and (2) certificates for the Non- Voting Common Stock in definitive form and registered in such names and in such denominations as Loral shall request not later than one Business Day prior to the Closing Date.


                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

                 The Issuer hereby represents and warrants to Loral as follows:

                 Section 3.1. Disclosure. (a) None of the representations or warranties of the Issuer contained in this Agreement, or in the exhibits hereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations or warranties in light of the circumstances under which they were made not misleading. The Issuer confirms that it has delivered certain projections to Loral which Loral has relied upon, in part, in connection with its determination to consummate the Exchange. The Issuer makes no representation or warranty concerning any such projections, except that the Issuer has no reason to believe that such projections are based on other than the good faith estimates and assumptions of the management of the Issuer which such management believes to be reasonable. Notwithstanding the foregoing, it is understood that events included in such projections and assumptions may or may not occur.

                          (b)     There is no fact known to the Issuer which
the Issuer has not disclosed to Loral or which has not otherwise been publicly disclosed by the Issuer in any document or report previously filed by the Issuer pursuant to the Exchange Act (other than facts related to general economic conditions) which materially adversely affects or, insofar as the Issuer can reasonably foresee, will materially adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole, or the ability of the Issuer to perform its obligations under this Agreement or the Amended and Restated Stockholders Agreement.

                 Section 3.2. Organization and Status. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business in each jurisdiction in which the character of its business makes such qualification necessary, except where such failure to qualify would not have a material adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole, and the Issuer has adequate corporate power and authority to own its property and assets and to transact the business in which it is engaged.

                 Section 3.3. Authorization. (a) The Issuer has the requisite corporate power to execute, deliver and perform the terms and provisions of this Agreement and the Amended and Restated Stockholders Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Amended and Restated Stockholders Agreement. The Issuer has duly executed and delivered this Agreement and the Amended and Restated Stockholders Agreement, and this Agreement and the Amended and Restated Stockholders Agreement constitute valid and binding agreements of the Issuer.

                          (b)     The shares of Non-Voting Common Stock to be
received in the Exchange by Loral pursuant to this Agreement have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and free and clear of any Lien or other right or claim, except to the extent set forth in the Amended and Restated Stockholders Agreement.
The issuance of the shares of Non-Voting Common Stock is not subject to any preemptive or similar rights (except under the terms of the Stockholders Agreement, which will be amended at or prior to the Closing) and holders of the shares of Common Stock will not be entitled to any preemptive or similar rights, except as set forth in the Amended and Restated Stockholders Agreement. After giving effect to the issuance of the Non-Voting Common Stock to be delivered pursuant to this Agreement, as of the Closing Date, the authorized capital stock of the Issuer will consist of (i) 26,300,000 shares of common stock, consisting of 21,000,000 shares of Non-Voting Common Stock and 5,300,000 shares of Voting Common Stock, of which 5,277,211 shares of Non-Voting Common Stock will be issued and outstanding and 4,846,164 shares of Voting Common Stock will be issued and outstanding and (ii) 1,330,000 shares of preferred stock, consisting of 1,200,000 shares of Series A Voting Convertible Preferred Stock, par value $.01 per share, and 130,000 shares of Series A Non-Voting Convertible Preferred Stock, par value $.01 per share, of which 899,999 shares of Series A Voting Convertible Preferred Stock will be issued and outstanding and 127,636 shares of Series A Non-Voting Convertible Preferred Stock will be issued and outstanding. Except as set forth above and as set forth in the Amended and Restated Stockholders Agreement, the Issuer will have outstanding no other shares of capital stock and no securities convertible into or exchangeable for, or options or other rights to acquire from the Issuer, or other obligations of the Issuer to issue, directly or indirectly, any shares of capital stock of the Issuer (other than 500,000 shares of Common Stock reserved for issuance upon the exercise of stock options granted to employees of the Issuer). The shares of Non-Voting Common Stock shall have the rights and privileges set forth in the Issuer's Amended and Restated Certificate of Incorporation annexed hereto as Exhibit B. The Issuer has delivered a true, correct and complete copy of the Stockholders Agreement, as amended through the date hereof, to Loral.

                 Section 3.4. Financial Statements; Absence of Undisclosed Liabilities. The Financial Statements, including the notes thereto, (i) have been prepared from the books and records of the Issuer in accordance with generally accepted accounting principles, applied on a consistent basis during the periods referred to therein, and (ii) present fairly the financial condition of the Issuer as of their respective dates (subject, in the case of any unaudited financial statements included therein, to normal year-end audit adjustments). Except as set forth in Schedule 3.4, the Issuer does not have any indebtedness or liability, absolute or contingent, known or unknown, accrued or unaccrued, which is not shown or provided for on the respective balance sheets of the Issuer as of the dates included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business since March 31, 1994.

                 Section 3.5. No Violation; Consents. The execution, delivery and performance by the Issuer of this Agreement and the Amended and Restated Stockholders Agreement, compliance by the Issuer with the respective terms and provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (i) will not contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality to which the Issuer is bound except where such violation would not have a material adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of the Issuer and its Subsidiaries taken as a whole,
(ii) except as disclosed on Schedule 3.5, will not conflict with or constitute a default under, or give rise to any right of termination or acceleration under, any indenture, loan agreement, contract, lease or other agreement, to which the Issuer or any Subsidiary is a party or by which they or any of their property or assets are bound or to which they may be subject, except where such conflict, default, termination or acceleration would not have a material adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole, and except for the amendment to the Stockholders Agreement to be reflected in the Amended and Restated Stockholders Agreement, and (iii) will not violate any provision of the certificate of incorporation or by-laws of the Issuer or any of its Subsidiaries. Except for (A) registrations, filings and approvals under Federal or state securities laws or with any applicable national securities exchanges that will be required in connection with the performance of Article II of this Agreement, (B) filings required under the HSR Act and (C) consents, authorizations, orders, filings, or registrations the failure of which to obtain or make would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement and the Amended and Restated Stockholders Agreement or the ability of the Issuer to perform its obligations hereunder and thereunder, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement or the Amended and Restated Stockholders Agreement.

                 Section 3.6. Litigation. Except as disclosed in Schedule 3.6, there is no pending or threatened action, suit or proceeding before any court, governmental or regulatory authority, agency, commission or board of arbitration against the Issuer or, to the best knowledge of the Issuer, which relates to or challenges the legality, validity or enforceability of this Agreement or the Amended and Restated Stockholders Agreement or which would have a material adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole.

                 Section 3.7. Investment Company Act. The Issuer is not required to register as an "investment company" within the meaning of the Investment Company Act of 1940.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF LORAL

                 Loral hereby represents and warrants to the Issuer as follows:

                 Section 4.1.     Private Placement. (a) Loral understands that
(i) the delivery of the Common Stock pursuant to the terms of this Agreement is intended to be exempt from registration under the Securities Act pursuant to section 4(2) thereof and (ii) there is no existing public or other market for the Common Stock and there can be no assurance that Loral will be able to sell or dispose of the Common Stock.

                          (b)     The Common Stock to be acquired by Loral
pursuant to this Agreement is being acquired for Loral's own account and without a view to making a distribution thereof or any interest therein in violation of the Securities Act.

                          (c)     Loral has sufficient knowledge and experience
in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Common Stock and Loral is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Common Stock.

                          (d)     Loral has been given the opportunity to ask
questions of, and receive answers from the Issuer concerning the terms and conditions upon which the Common Stock is being issued hereunder and other related matters. Loral further represents and warrants to the Issuer that the Issuer has made available to Loral or its agents all documents and information relating to an investment in the Common Stock requested by or on behalf of Loral. In evaluating the suitability of an investment in the Common Stock, Loral has not relied upon any other representations or other information (whether oral or written) made by or on behalf of the Issuer other than as contemplated by the two preceding sentences.

                          (e)     Loral is an "accredited investor" as such
term is defined in Regulation D of the Securities Act.

                 Section 4.2. Organization and Status. Loral is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business in each jurisdiction in which the character of its business makes such qualification necessary, except where such failure to qualify would not have a material adverse effect on its business, operations, prospects, properties or condition (financial or otherwise), and Loral has adequate corporate power and authority to own its property and assets and to transact the business in which it is engaged.

                 Section 4.3. Authorization. (a) Loral has the requisite corporate power to execute, deliver and perform the terms and provisions of this Agreement and the Amended and Restated Stockholders Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Amended and Restated Stockholders Agreement. Loral has duly executed and delivered this Agreement and the Amended and Restated Stockholders Agreement, and this Agreement and the Amended and Restated Stockholders Agreement constitute valid and binding agreements of Loral.

                 Section 4.4. No Violation; Consents. The execution, delivery and performance by Loral of this Agreement and the Amended and Restated Stockholders Agreement, compliance by Loral with the respective terms and provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (i) will not contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality to which Loral is bound except where such violation would not have a material adverse effect on its business, operations, prospects, properties or condition (financial or otherwise), (ii) will not conflict with or constitute a default under, or give rise to any right of termination or acceleration under, any indenture, loan agreement, contract, lease or other agreement, to which Loral is a party or by which it or any of its property or assets are bound or to which it may be subject, except where such conflict, default, termination or acceleration would not have a material adverse effect on its business, operations, prospects, properties or condition (financial or otherwise), and (iii) will not violate any provision of its certificate of incorporation or by-laws. Except for (A) registrations, filings and approvals under Federal or state securities laws or with any applicable national securities exchanges that will be required in connection with the performance of Article II of this Agreement, (B) filings required under the HSR Act and (C) consents, authorizations, orders, filings, or registrations the failure of which to obtain or make would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement and the Amended and Restated Stockholders Agreement or the ability of Loral to perform its obligations hereunder and thereunder, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement or the Amended and Restated Stockholders Agreement.

                 Section 4.5. Litigation. There is no pending or threatened action, suit or proceeding before any court, governmental or regulatory authority, agency, commission or board of arbitration against Loral or, to the best knowledge of Loral, which relates to or challenges the legality, validity or enforceability of this Agreement or the Amended and Restated Stockholders Agreement or which would have a material adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of Loral.


                                   ARTICLE V

                        CONDITIONS PRECEDENT TO CLOSING

                 Section 5.1. Conditions to Loral's Obligations. Loral's obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                          (a)     (i) the representations and warranties of the
Issuer contained herein shall be true and correct in all material respects as of the Closing Date as if made on and as of such date and (ii) Loral and its counsel shall be reasonably satisfied that the transactions contemplated by this Agreement and the Amended and Restated Stockholders Agreement do not and will not contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction, or decree of any court or governmental instrumentality, except to the extent any such contravention or contraventions, singly or in the aggregate, would not materially adversely affect the Issuer, its Subsidiaries or the transaction;

                          (b)     the Issuer, Bernard L. Schwartz, Loral,
Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Offshore Investment Partnership L.P., Lehman Brothers Offshore Investment Partnership - Japan L.P., Lehman Brothers Capital Partners II, L.P., and CBC Capital Partners, Inc. shall have entered into the Amended and Restated Stockholders Agreement, in the form of Exhibit A annexed hereto, and such Amended and Restated Stockholders Agreement shall be in full force and effect;

                          (c)     there shall be no litigation, proceeding,
inquiry or other action seeking an injunction or other restraining order, damages or other relief from a court of competent jurisdiction pending or threatened which, in the judgment of Loral, would adversely affect the consummation of the transaction contemplated by this Agreement or the Amended and Restated Stockholders Agreement, and there shall be no other litigation or proceeding (including, without limitation, any environmental proceeding) pending or threatened against the Issuer or its Subsidiaries which is reasonably likely to have a material adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole;

                          (d)     all consents, waivers, authorizations and
approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement and the Amended and Restated Stockholders Agreement by each of the

Issuer and Loral (other than approvals in respect of any filing required under the HSR Act) shall have been duly obtained and shall be in full force and effect on the Closing Date;

                          (e)     the Issuer shall have filed with the
Secretary of State of the State of Delaware an amendment to the Issuer's Certificate of Incorporation, in the form annexed hereto as Exhibit B and acceptable to Loral and its counsel, amending the Issuer's Certificate of Incorporation for the purpose of issuing the shares of Non-Voting Common Stock contemplated by this Agreement, and such amendment shall have become effective under the General Corporation Law of the State of Delaware;

                          (f)     on the Closing Date, Loral shall have
received an opinion, dated the Closing Date, from Issuer's Counsel in the form of Exhibit C annexed hereto and otherwise reasonably acceptable to counsel for Loral.

                          (g)     on the Closing Date, all corporate and other
proceedings taken or to be taken by the Issuer in connection with the transactions contemplated by this Agreement and the Amended and Restated Stockholders Agreement and all documents incident thereto other than those enumerated above, shall be in form and substance reasonably satisfactory to Loral as being consistent with the satisfaction of the conditions set forth in this Section 5.1.

                 Section 5.2. Conditions to Issuer's Obligations. The obligation of the Issuer to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                          (a)     The representations and warranties of Loral
contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date;

                          (b)     Loral shall have performed and complied in
all material respects with all agreements required by this Agreement to be performed or complied with at or prior to the Closing Date; and

                          (c)     The issue and sale of the Non-Voting Common
Stock by the Issuer shall not be prohibited by any applicable law, court order or governmental regulation.

                                   ARTICLE VI

                                   COVENANTS

                 Section 6.1. Furnishing of Information. Unless the Issuer is otherwise subject to the reporting requirements of the Exchange Act (in which event only Section 6.1(c) shall be applicable), so long as Loral owns any of the Common Stock, the Issuer will deliver to Loral:

                          (a)     Quarterly Financial Statements.  Within 60
days after the close of each quarterly accounting period ending after the Closing Date, the consolidated balance sheet of the Issuer as at the end of such quarterly period and the related consolidated statements of income, shareholders' equity and cash flow for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer of the Issuer to have been prepared in accordance with generally accepted accounting principles (but not including footnotes), subject to year-end audit adjustments.

                          (b)     Annual Financial Statements.  Within 90 days
after the close of each fiscal year of the Issuer, the consolidated balance sheet of the Issuer as of the end of such fiscal year and the related consolidated statements of income, shareholders' equity and cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, and certified by independent certified public accountants of recognized national standing.

                          (c)     Reports and Filings.  No later than five days
after transmission thereof, copies of all financial statements, proxy statements, notices and reports as the Issuer shall send to its debt or equity holders and copies of all registration statements (without exhibits), other than on Form S-8 or any similar successor form, and all reports which the Issuer files with the Securities and Exchange Commission.

                          (d)     Requested Information.  From time to time
(unless the Issuer is subject to the reporting requirements of the Exchange
Act), such other information or documents (financial or otherwise) as Loral may reasonably request.

                 Section 6.2. Regulatory Filings. As soon as may be reasonably practicable, but in no event later than 20 days after the Closing Date, the Issuer and Loral each shall file with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ") Notification and Report Forms relating to the purchase effected hereunder as required by the HSR Act. The Issuer and Loral each shall promptly (a) supply the other with any information which may be required in order to effectuate such filings and (b) supply any additional information which reasonably may be required by the FTC or the DOJ.

                 Section 6.3. Public Announcements. The Issuer and Loral will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement without the prior written consent of the other party (which consent will not be unreasonably withheld or delayed) except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or as may be advised by counsel to be appropriate.

                 Section 6.4. Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, filings under the HSR Act and submissions of information requested by governmental authorities.

                 Section 6.5. Anti-dilution. The Issuer shall not, at any time prior to the six month anniversary of the date of this Agreement, consummate any refinancing, refunding, restructuring, renewal, extension or other modification (collectively, a "Restructuring") of any of its Senior Secured Notes, Senior Subordinated Debentures or Senior Bank Financing which would require the Issuer to issue any equity securities to any Person in connection with any such Restructuring unless, in connection therewith, the Issuer shall also issue to Loral, simultaneously therewith, a number of shares of Common Stock, for consideration equal to the par value of such shares of Common Stock so issued, such that after the consummation of the Restructuring the relative percentage of Common Stock, on a fully diluted basis, owned by Loral shall equal the percentage of Common Stock, on a fully diluted basis, owned by Loral immediately prior to such Restructuring.

                                  ARTICLE VII

                            LIMITATION ON TRANSFERS

                 Section 7.1. Restrictions on Transfer. From and after the Closing Date, neither the Common Stock nor any interest therein shall be transferable except upon the conditions specified in Sections 7.2 through 7.4, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of the Common Stock. Loral will cause any proposed transferee of the Common Stock (or any interest therein) held by it to agree to take and hold such Common Stock (or any interest therein) subject to the provisions and upon the conditions specified in Sections 7.2 through 7.4.

                 Section 7.2. Restrictive Legends. Each certificate for Common Stock issued to Loral or to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 7.3) include a legend in substantially the form set forth in the Amended and Restated Stockholders Agreement.

                 Section 7.3. Notice of Proposed Transfers. At least five Business Days prior to any proposed Transfer of any Common Stock, the holder thereof shall give written notice to the Issuer of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer in reasonable detail. Such proposed Transfer may be effected only if the Issuer shall have received such notice of Transfer accompanied by
(i) an opinion of counsel reasonably satisfactory to the Issuer addressed to the Issuer, to the effect that the proposed Transfer of the Common Stock may be effected without registration under the Securities Act, (ii) representation letters in form and substance reasonably satisfactory to the Issuer to ensure compliance with the provisions of the Securities Act, and (iii) letters in form and substance reasonably satisfactory to the Issuer from each such transferee stating such transferee's agreement to be bound by the terms of this Article
VII. In addition to the requirements set forth herein, Transfers of the Common Stock may only be made in compliance with the provisions of the Amended and Restated Stockholders Agreement. Each certificate evidencing the Common Stock transferred as above provided shall bear the legend referred to in Section 7.2, except that such certificate shall not bear the Securities Act legend if the opinion of counsel referred to above is to the further effect that neither such legend nor the restrictions on Transfer in Sections 7.2 and 7.3 are required in order to ensure compliance with the provisions of the Securities Act.

                 Section 7.4. Registration Rights. Loral shall be entitled to the registration rights set forth in the Amended and Restated Stockholders Agreement with respect to the Common Stock.



                                  ARTICLE VIII

                                 MISCELLANEOUS

                 Section 8.1. Assignment. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect.

                 Section 8.2. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of the conflict of laws thereof.

                 Section 8.3. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address, telex or telecopier number set forth on the signature pages hereof, or such other address, telex or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (iii) if given by any other means, when delivered at the address specified in this Section 9.3.

                 Section 8.4. No Waivers; Amendments. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                          (b)     Any provision of this Agreement may be
amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Issuer and Loral.

                 Section 8.5. Survival of Provisions. The representations and warranties, covenants and agreements contained in this Agreement shall survive and remain in full force and effect, regardless of any investigation made by or on behalf of Loral, or by or on behalf of the Issuer, and shall survive delivery of the Common Stock and any transfer of the Common Stock other than any such transfer subsequent to the effectiveness of a registration statement under the Securities Act covering the Common Stock.

                 Section 8.6. Expenses. Each party hereto shall pay all of its own expenses incurred in connection with the transactions contemplated by this Agreement and any amendments hereto.

                 Section 8.7. Replacement Securities. The Issuer agrees to issue from time to time replacement Common Stock certificates to facilitate transfers and assignments. In addition, after delivery of an indemnity in form and substance satisfaction to the Issuer, the Issuer also agrees to issue replacement Common Stock certificates for Common Stock which has been lost, stolen, mutilated or destroyed.

                 Section 8.8. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant, agreement, representation or warranty contained this Agreement shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any success under any rule of law, statute or constitutional provision by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Common Stock by the holders thereof and as part of the consideration for the issue of the Common Stock.

                 Section 8.9. Entire Agreement. This Agreement, together with the Amended and Restated Stockholders Agreement, constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

                 Section 8.10. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                 Section 8.11. Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.



                 (Remainder of Page Intentionally Left Blank.
                     The Next Page is the Signature Page.)

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                        K&F INDUSTRIES, INC.


                                        By  KENNETH M. SCHWARTZ
                                            --------------------------
                                            Name:  Kenneth M. Schwartz
                                            Title: Vice President

                                        LORAL CORPORATION


                                        By  MICHAEL TARGOFF
                                            --------------------------
                                            Name:  Michael Targoff
                                            Title: Senior Vice President